UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 1, 2008

BIO SOLUTIONS MANUFACTURING, INC.

(Exact name of registrant as specified in its charter)

New York	001-32044	16-1576984
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4440 Arville Street, #6	89103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 222-9532

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

On August 1, 2008, we issued 10,000 shares of our Series A Preferred Stock, the terms of which are described in Item 3.03, to Patricia M. Spreitzer, Secretary, and director in consideration of accrued and unpaid salary due her. See Item 5.01. The transaction was exempt pursuant to Section 4(2) of the Securities Act of 1933.

Item 3.03 Material Modification to Rights of Security Holders.

On July 25, 2008, pursuant to a resolution passed by our board of directors under the authority of our certifcate of incorporation, as amended, we created a series of preferred stock of the company known as Series A Preferred Stock, par value $0.001 per share. The Series A Preferred Stock is not convertible. Holders of the Series A Preferred Stock do not have any preferential dividend or liquidation rights. The shares of Series A Preferred Stock are not redeemable.

Pursuant to the certificate of amendment to our certificate of incorporation establishing the Series A Preferred Stock, on all matters submitted to a vote of the holders of the common stock, including, without limitation, the election of directors, a holder of shares of the Series A Preferred Stock shall be entitled to the number of votes on such matters equal to the product of (a) the number of shares of the Series A Preferred Stock held by such holder, (b) the number of issued and outstanding shares of our common stock, as of the record date for the vote, or, if no such record date is established, as of the date such vote is taken or any written consent of stockholders is solicited, and (c) 0.0002.

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant.

On August 1, 2008, we issued 10,000 shares of our Series A Preferred Stock, the terms of which are described in Item 3.03, to Patricia M. Spreitzer, Secretary, and director in consideration of accrued and unpaid salary due her.

The issuance of the Series A Preferred Stock to Ms. Spreitzer effectively transferred control of the company to Ms. Spreitzer.

Item 5.03 Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

On August 1, 2008, we amended our certificate of incorporation to create a series of preferred stock of the company known as Series A Preferred Stock, $0.001 par value per share. This amendment was approved by our board of directors without stockholder approval as authorized by our certificate of incorporation, as amended, and New York law. See Items 3.03 and 5.01 above.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number	Description

3.1	Certificate of Amendment to Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO SOLUTIONS MANUFACTURING, INC.

(Registrant)
Date: September 3, 2008	By:	/s/ David S. Bennett
David S. Bennett, President